UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2003

PLUMTREE SOFTWARE, INC.

(Exact Name of Registrant as specified in charter)

Commission File Number 001-31344

Delaware	94-3249110
(State or other jurisdiction of incorporation)	I.R.S. Employer Identification Number

500 Sansome Street
San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 263-8900

Item 5. Other Events and Regulation FD Disclosure

     Plumtree Software, Inc. (the “Company”) has hired Eric Zocher as Vice President of Engineering.

Item 7. Financial Statements and Exhibits

Exhibit
Number
99.1	Plumtree Software, Inc. press release dated September 10, 2003 announcing the hiring of Eric Zocher as Vice President of Engineering.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUMTREE SOFTWARE, INC.

Dated: September 10, 2003	By:	/s/ Gregory P.G. Wharton

Gregory P.G. Wharton
General Counsel

EXHIBIT INDEX

Exhibit
Number
99.1	Plumtree Software, Inc. press release dated September 10, 2003 announcing the hiring of Eric Zocher as Vice President of Engineering.